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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  May 21, 2001

                                  Cramer, Inc.
                                  ------------
             (Exact name of registrant as specified in its charter)


         Kansas                              09603                              48-0638707
------------------------             ---------------------          ---------------------------------
(State of Incorporation)             (Commission File No.)          (IRS Employer Identification No.)



                      625 Adams Street
                     Kansas City, Kansas                                        66105
         --------------------------------------------               --------------------------
           (Address of principal executive offices)                         (Zip code)



                                 (913) 621-6700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
              ----------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         As previously reported on a Form 8-K/A dated May 21, 2001, filed on June 19, 2001, Cramer, Inc. (the "registrant") notified Deloitte & Touche LLP ("D&T") and Stirtz Bernards Boyden Surdel & Larter, PA, Minneapolis Minnesota ("SBBSL") that, upon completion of D&T's audit of the registrant's financial statements for the fiscal year ended December 31, 2000, the registrant will change auditors to SBBSL. On July 2, 2001, the registrant filed its annual report on Form 10-KSB for the fiscal year ended December 31, 2000, which included D&T's report, dated May 4, 2001, on the registrant's December 31, 2000 financial statements. This filing represented the completion of D&T's audit of the registrant's financial statements for the fiscal year ended December 31, 2000.

         The registrant's Board of Directors elected to engage SBBSL in the belief that a qualified regional firm was more appropriate for a company of the limited size and resources of the registrant than a "Big Five" accounting firm.

         The reports of D&T on the registrant's financial statements for the fiscal years ended December 31, 2000 and 1999 do not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that D&T's report, dated May 4, 2001, on the registrant's December 31, 2000 financial statements included an unqualified opinion with an explanatory paragraph that stated that the registrant's recurring losses from operations, cash flow difficulties, negative working capital, stockholders' capital deficiency and lack of compliance with debt covenants raised substantial doubt about the registrant's ability to continue as a going concern. During the two fiscal years ended December 31, 2000, and the subsequent interim period preceding the end of D&T's engagement, there have been no disagreements between D&T and the registrant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to D&T's satisfaction, would have caused D&T to make reference to the subject matter of the disagreement(s) in connection with its reports, nor have there been any reportable events as contemplated under Item 304(a)(1)(iv)(B) of Regulation S-B.

         The registrant did not consult with SBBSL regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the registrant's financial statements, and no written or oral advice was provided by SBBSL on any such issue that was a factor considered by the registrant in reaching a decision as to any accounting, auditing or financial reporting issue. The registrant informed SBBSL that D&T issued a "going concern" opinion on the registrant's 2000 financial statements, but did not consult with or obtain the views of SBBSL regarding the events or conditions forming the basis of the "going concern" opinion.

         The registrant has authorized D&T to respond fully to any inquiries of SBBSL concerning any issue related to the registrant's accounting principles or practices or financial reporting, or the registrant's financial statements or D&T's audit thereof or audit opinion thereon.


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         The registrant has provided a copy of the disclosures in this report to
SBBSL and offered SBBSL the opportunity to furnish a letter to the Commission contemplated by paragraph (a)(2)(ii)(D) of Item 304 of Regulation S-B. SBBSL has advised the registrant that it does not intend to furnish such letter. A copy of D&T's comment letter with regard to this report, pursuant to paragraph (a)(3) of
Item 304, is attached as Exhibit 16(b) to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibit 16(b) - comment letter dated      , 2001 from Deloitte &
     Touche LLP (to be filed by amendment)




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CRAMER, INC.


                              /s/ Gregory Coward
                              --------------------------------------------------
                              By:  Gregory Coward, President, Chief Executive
                                     Officer and Interim Chief Financial Officer


                              May 21, 2001


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                                                                   EXHIBIT 16(b)

           COMMENT LETTER DATED      , 2001 FROM DELOITTE & TOUCHE LLP
                           (to be filed by amendment)